REPAY Reports Fourth Quarter and Full Year 2025 Financial Results

Strong Normalized Growth and Free Cash Flow Generation in Q4

Provides 2026 Outlook for Double-Digit Reported Revenue Growth with Free Cash Flow

ATLANTA, March 9, 2026 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its fourth quarter and full year ended December 31, 2025.

Fourth Quarter 2025 Financial Highlights

($ in millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Revenue	$78.3	$77.3	$75.6	$77.7	$78.6
Gross profit (1)	59.7	58.7	57.2	57.8	58.3
Net loss (2)	(4.0)	(8.2)	(108.0)	(6.6)	(148.3)
Adjusted EBITDA (3)	36.5	33.2	31.8	31.2	32.4
Net cash provided by operating activities	34.3	2.5	33.1	32.2	23.3
Free Cash Flow (3)	23.5	(8.0)	22.6	20.8	13.8
Free Cash Flow Conversion (3)	64%	(24%)	71%	67%	43%

(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
During the second and fourth quarter of 2025, Net loss was impacted by a $103.8 million and a $138.9 million goodwill impairment loss, respectively, primarily related to the Consumer Payments segment. Further information about this non-cash impairment loss can be found in the Annual Report on Form 10-K for the year ended December 31, 2025.
(3)
Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion to their most comparable GAAP measure provided below for additional information.

"REPAY delivered on our Q4 outlook to improve normalized growth as the company exited 2025," John Morris, Chief Executive Officer of REPAY. "This performance underscores the progress of REPAY’s strategic initiatives and operational discipline. In 2025, the company faced a variety of challenges. However, REPAY underwent the necessary improvements to strengthen our operations, go-to-market, and organization. Looking forward, we are well-positioned to continue our momentum as REPAY looks to improve during 2026 and remains dedicated to capturing growth opportunities, while supporting and optimizing our clients’ digital payment flows."

Fourth Quarter 2025 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and long-term growth across REPAY's diversified business model.

•
Reported revenue was approximately flat and gross profit declined 2% year-over-year due to lapping incremental gross profit attributable to political media spending associated with the 2024 election cycle in our media payments business
•
Normalized revenue and gross profit growth1 increased 10% and 9% year-over-year
•
Consumer Payments revenue and gross profit growth was 8% and 6%, year-over-year
•
Business Payments normalized revenue and gross profit growth1 was approximately 41% and 73% year-over-year

1 Normalized revenue and gross profit growth are non-GAAP financial measures that account for cyclical political media spending contributions. See “Non-GAAP Financial Measures” and the reconciliations to their most comparable GAAP measures provided below for additional information.

•
Net loss included a non-cash goodwill impairment loss of $138.5 million in the Consumer Payments segment. The write-down was a result of a decline in the share price during the fourth quarter, and changes in the discount rate and comparable market multiples used in determining goodwill impairment.
•
Added three new integrated software partners to bring the total to 294 software relationships as of the end of the fourth quarter
•
Accelerated AP supplier network to over 602,000, an increase of approximately 67% year-over-year

2026 Outlook

“Our full year 2026 outlook reflects the normalized growth that we believe REPAY can sustainably achieve as we expect to benefit from the operational improvements for a scaled future,” said Robert Houser, Chief Financial Officer of REPAY. "We expect to achieve strong 10%-12% reported revenue growth, 40% plus Adjusted EBTIDA margins, and Free Cash Flow generation, while strategically deploying capital towards long-term growth opportunities."

REPAY expects the following financial results for full year 2026.

	Full Year 2025	Full Year 2026 Outlook
Revenue	$309.3 million	$340 - 346 million
Adjusted EBITDA	$128.6 million	$136.5 - 141.5 million
Free Cash Flow Conversion	38%	45%

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as Adjusted EBITDA and Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable REPAY’s clients to collect payments from and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended December 31,			Year Ended December 31,
($ in thousand)	2025 (Unaudited)	2024 (Unaudited)	% Change	2025	2024	% Change
Revenue
Consumer Payments	$71,745	$66,349	8%	$285,884	$280,966	2%
Business Payments	14,471	17,357	(17%)	48,413	52,923	(9%)
Elimination of intersegment revenues	(7,631)	(5,435)		(25,036)	(20,847)
Total revenue	$78,585	$78,271	0%	$309,261	$313,042	(1%)
Gross profit (1)
Consumer Payments	$56,053	$53,081	6%	$223,755	$223,107	0%
Business Payments	9,923	12,069	(18%)	33,299	39,146	(15%)
Elimination of intersegment revenues	(7,631)	(5,435)		(25,036)	(20,847)
Total gross profit	$58,345	$59,715	(2%)	$232,018	$241,406	(4%)

Total gross profit margin (2)	74%	76%		75%	77%
(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Gross profit margin represents total gross profit / total revenue.

Conference Call

REPAY will host a conference call to discuss fourth quarter and full year financial results today, March 9, 2026 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Robert Houser, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13757923. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, loss on business disposition and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, such as loss on business disposition, gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three months and years ended December 31, 2025 and 2024 (excluding shares subject to forfeiture). Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. Normalized revenue growth represents year-over-year revenue growth that excludes incremental gross profit attributable to political media spending associated with the 2024 election cycle in our media payments business. Normalized gross profit growth represents year-over-year gross profit growth that excludes incremental gross profit attributable to political media spending associated with the 2024 election cycle in our media payments business. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, Free Cash Flow, Free Cash Flow Conversion, Normalized revenue growth and Normalized gross profit growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, including 2026 outlook, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

	Three Months ended December 31,		Year ended December 31,
($ in thousands, except per share data)	2025 (Unaudited)	2024 (Unaudited)	2025	2024
Revenue	$78,585	$78,271	$309,261	$313,042
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$20,240	18,556	$77,243	$71,636
Selling, general and administrative	36,996	36,503	142,006	145,466
Depreciation and amortization	25,631	24,382	102,046	103,710
Impairment loss	138,907	—	242,688	—
Total operating expenses	$221,774	$79,441	$563,983	$320,812
Loss from operations	$(143,189)	$(1,170)	$(254,722)	$(7,770)
Other income (expense)
Interest income	597	1,629	4,061	5,992
Interest expense	(4,668)	(3,134)	(13,947)	(7,873)
Gain on extinguishment of debt	—	—	1,374	13,136
Change in fair value of tax receivable liability	(3,369)	(1,785)	(13,507)	(14,543)
Other income (loss)	46	76	(216)	138
Total other income (expense)	(7,394)	(3,214)	(22,235)	(3,150)
Loss before income tax benefit (expense)	(150,583)	(4,384)	(276,957)	(10,920)
Income tax benefit	2,312	426	5,869	575
Net loss	$(148,271)	$(3,958)	$(271,088)	$(10,345)
Net loss attributable to non-controlling interest	(8,159)	158	(14,364)	(189)
Net loss attributable to the Company	$(140,112)	$(4,116)	$(256,724)	$(10,156)

Weighted-average shares of Class A common stock outstanding - basic and diluted	82,108,224	88,392,571	85,558,300	89,915,137

Loss per Class A share - basic and diluted	$(1.71)	$(0.05)	$(3.00)	$(0.11)

Consolidated Balance Sheets

($ in thousands)	December 31, 2025	December 31, 2024
Assets
Cash and cash equivalents	$115,692	$189,530
Current restricted cash	29,327	35,654
Accounts receivable, net	33,172	32,950
Prepaid expenses and other	18,641	17,114
Total current assets	196,832	275,248

Property and equipment, net	1,243	2,383
Noncurrent restricted cash	10,633	11,525
Intangible assets, net	329,844	389,034
Goodwill	474,512	716,793
Operating lease right-of-use assets, net	8,866	11,142
Deferred tax assets	173,028	163,283
Other assets	4,791	2,500
Total noncurrent assets	1,002,917	1,296,660
Total assets	$1,199,749	$1,571,908

Liabilities
Accounts payable	$25,177	$28,912
Accrued expenses	52,959	55,501
Current maturities of long-term debt, net	146,477	—
Current operating lease liabilities	1,548	1,230
Current tax receivable agreement ($1,555 and $2,413 held for related parties as of December 31, 2025 and December 31, 2024, respectively)	13,702	16,337
Other current liabilities	785	267
Total current liabilities	240,648	102,247

Long-term debt, net	280,065	496,778
Noncurrent operating lease liabilities	8,790	10,507
Tax receivable agreement, net of current portion ($20,748 and $25,134 held for related parties as of December 31, 2025 and December 31, 2024, respectively)	187,239	187,308
Other liabilities	1,225	1,899
Total noncurrent liabilities	477,319	696,492
Total liabilities	$717,967	$798,739

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized, 95,138,635 issued and 81,762,746 outstanding as of December 31, 2025; 93,732,227 issued and 88,239,494 outstanding as of December 31, 2024	8	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of December 31, 2025 and 2024	—	—
Treasury stock, 13,375,889 and 5,492,733 shares as of December 31, 2025 and December 31, 2024, respectively	(92,025)	(53,782)
Additional paid-in capital	1,166,998	1,148,871
Accumulated deficit	(590,550)	(333,826)
Total Repay stockholders’ equity	484,431	761,272
Non-controlling interests	(2,649)	11,897
Total equity	$481,782	$773,169
Total liabilities and equity	$1,199,749	$1,571,908

Consolidated Statements of Cash Flows

	Year Ended December 31,
($ in thousands)	2025	2024
Cash flows from operating activities
Net income (loss)	$(271,088)	$(10,345)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	102,046	103,710
Stock based compensation	18,329	24,388
Amortization of debt issuance costs	3,113	3,030
Gain on extinguishment of debt	(1,374)	(13,136)
Other loss	267	—
Fair value change in tax receivable agreement liability	13,507	14,543
Impairment loss	242,688	—
Deferred tax expense benefit	(6,373)	(2,490)
Change in accounts receivable, net	(222)	3,067
Change in prepaid expenses and other	(1,527)	(1,905)
Change in operating lease ROU assets	1,869	(3,119)
Change in other assets	(2,291)	—
Change in accounts payable	(3,735)	6,882
Change in accrued expenses and other	(2,542)	22,594
Change in operating lease liabilities	(1,399)	2,861
Change in other liabilities	(156)	10
Net cash provided by operating activities	91,112	150,090

Cash flows from investing activities
Purchases of property and equipment	(286)	(989)
Purchases of intangible assets	(200)	—
Capitalized software development costs	(41,497)	(43,864)
Net cash used in investing activities	(41,983)	(44,853)

Cash flows from financing activities
Issuance of long-term debt	—	287,500
Payments on long-term debt	(71,976)	(205,150)
Payments of debt issuance costs	—	(9,631)
Payments for tax withholding related to shares vesting under Incentive Plan and ESPP	(3,324)	(2,131)
Treasury shares repurchased	(38,549)	(41,541)
Stock options exercised	—	395
Distributions to Members	—	(2,349)
Purchase of capped calls related to issuance of the 2029 Notes	—	(39,186)
Payment of Tax Receivable Agreement (“TRA”)	(16,337)	(580)
Net cash used in financing activities	(130,186)	(12,673)

(Decrease) increase in cash, cash equivalents and restricted cash	(81,057)	92,564
Cash, cash equivalents and restricted cash at beginning of period	$236,709	$144,145
Cash, cash equivalents and restricted cash at end of period	$155,652	$236,709

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$9,147	$4,843
Income taxes	$1,761	$2,811

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended December 31, 2025 and 2024

(Unaudited)

	Three Months Ended December 31,
($ in thousands)	2025	2024
Revenue	$78,585	$78,271
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$20,240	$18,556
Selling, general and administrative	36,996	36,503
Depreciation and amortization	25,631	24,382
Impairment loss	138,907	—
Total operating expenses	$221,774	$79,441
Loss from operations	$(143,189)	$(1,170)
Other income (expense)
Interest income	597	1,629
Interest expense	(4,668)	(3,134)
Change in fair value of tax receivable liability	(3,369)	(1,785)
Other income (loss)	46	76
Total other income (expense)	(7,394)	(3,214)
Loss before income tax benefit (expense)	(150,583)	(4,384)
Income tax benefit	2,312	426
Net loss	$(148,271)	$(3,958)

Add:
Interest income	(597)	(1,629)
Interest expense	4,668	3,134
Depreciation and amortization (a)	25,631	24,382
Income tax benefit	(2,312)	(426)
EBITDA	$(120,881)	$21,503

Non-cash impairment loss (b)	138,907	—
Non-cash change in fair value of assets and liabilities (c)	3,369	1,785
Share-based compensation expense (d)	4,429	5,921
Transaction expenses (e)	298	297
Restructuring and other strategic initiative costs (f)	2,408	5,524
Other non-recurring charges (g)	3,871	1,440
Adjusted EBITDA	$32,401	$36,470

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months ended
(in $ thousands)	March 31, 2025	June 30, 2025	September 30, 2025
Net income (loss)	$(8,168)	$(108,032)	$(6,617)

Add:
Interest income	(1,356)	(1,197)	(911)
Interest expense	3,107	3,087	3,085
Depreciation and amortization (a)	25,294	25,481	25,640
Income tax (benefit) expense	(452)	(1,297)	(1,808)
EBITDA	$18,425	$(81,958)	$19,389

Gain on extinguishment of debt (i)	—	—	(1,374)
Non-cash impairment loss (b)	—	103,781	—
Non-cash change in fair value of assets and liabilities (c)	3,022	2,509	4,607
Share-based compensation expense (d)	6,045	3,049	5,508
Transaction expenses (e)	782	394	238
Restructuring and other strategic initiative costs (f)	3,511	2,724	1,492
Other non-recurring charges (g)	1,390	1,312	1,342
Adjusted EBITDA	$33,175	$31,811	$31,202

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Years Ended December 31, 2025 and 2024

(Unaudited)

	Year Ended December 31,
($ in thousands)	2025	2024
Revenue	$309,261	$313,042
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$77,243	$71,636
Selling, general and administrative	142,006	145,466
Depreciation and amortization	102,046	103,710
Impairment loss	242,688	—
Total operating expenses	$563,983	$320,812
Loss from operations	$(254,722)	$(7,770)
Interest income	4,061	5,992
Interest expense	(13,947)	(7,873)
Gain on extinguishment of debt	1,374	13,136
Change in fair value of tax receivable liability	(13,507)	(14,543)
Other income (loss)	(216)	138
Total other income (expense)	(22,235)	(3,150)
Loss before income tax benefit (expense)	(276,957)	(10,920)
Income tax benefit	5,869	575
Net loss	$(271,088)	$(10,345)

Add:
Interest income	(4,061)	(5,992)
Interest expense	13,947	7,873
Depreciation and amortization (a)	102,046	103,710
Income tax benefit	(5,869)	(575)
EBITDA	$(165,025)	$94,671

Loss on business disposition (h)	—	—
Gain on extinguishment of debt (i)	(1,374)	(13,136)
Non-cash impairment loss (b)	242,688	—
Non-cash change in fair value of assets and liabilities (c)	13,507	14,543
Share-based compensation expense (d)	19,031	25,195
Transaction expenses (e)	1,712	2,325
Restructuring and other strategic initiative costs (f)	10,135	12,494
Other non-recurring charges (g)	7,915	4,718
Adjusted EBITDA	$128,589	$140,810

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended December 31, 2025 and 2024

(Unaudited)

	Three Months Ended December 31,
($ in thousands)	2025	2024
Revenue	$78,585	$78,271
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$20,240	$18,556
Selling, general and administrative	36,996	36,503
Depreciation and amortization	25,631	24,382
Impairment loss	138,907	—
Total operating expenses	$221,774	$79,441
Loss from operations	$(143,189)	$(1,170)
Interest income	597	1,629
Interest expense	(4,668)	(3,134)
Change in fair value of tax receivable liability	(3,369)	(1,785)
Other income (loss)	46	76
Total other income (expense)	(7,394)	(3,214)
Loss before income tax benefit (expense)	(150,583)	(4,384)
Income tax benefit	2,312	426
Net loss	$(148,271)	$(3,958)

Add:
Amortization of acquisition-related intangibles (j)	19,741	18,595
Non-cash impairment loss (b)	138,907	—
Non-cash change in fair value of assets and liabilities (c)	3,369	1,785
Share-based compensation expense (d)	4,429	5,921
Transaction expenses (e)	298	297
Restructuring and other strategic initiative costs (f)	2,408	5,524
Other non-recurring charges (g)	3,871	1,440
Non-cash interest expense (k)	715	845
Pro forma taxes at effective rate (l)	(8,715)	(8,016)
Adjusted Net Income	$16,752	$22,433

Shares of Class A common stock outstanding (on an as-converted basis) (m)	87,394,107	93,946,583
Adjusted Net Income per share	$0.19	$0.24

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Years Ended December 31, 2025 and 2024

(Unaudited)

	Year Ended December 31,
($ in thousands)	2025	2024
Revenue	$309,261	$313,042
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$77,243	$71,636
Selling, general and administrative	142,006	145,466
Depreciation and amortization	102,046	103,710
Impairment loss	242,688	—
Total operating expenses	$563,983	$320,812
Loss from operations	$(254,722)	$(7,770)
Interest income	4,061	5,992
Interest expense	(13,947)	(7,873)
Gain on extinguishment of debt	1,374	13,136
Change in fair value of tax receivable liability	(13,507)	(14,543)
Other income (loss)	(216)	138
Total other income (expense)	(22,235)	(3,150)
Loss before income tax benefit (expense)	(276,957)	(10,920)
Income tax benefit	5,869	575
Net loss	$(271,088)	$(10,345)

Add:
Amortization of acquisition-related intangibles (j)	78,299	77,144
Loss on business disposition (h)	—	—
Gain on extinguishment of debt (i)	(1,374)	(13,136)
Non-cash impairment loss (b)	242,688	—
Non-cash change in fair value of assets and liabilities (c)	13,507	14,543
Share-based compensation expense (d)	19,031	25,195
Transaction expenses (e)	1,712	2,325
Restructuring and other strategic initiative costs (f)	10,135	12,494
Other non-recurring charges (g)	7,915	4,718
Non-cash interest expense (k)	3,113	3,031
Pro forma taxes at effective rate (l)	(29,576)	(28,151)
Adjusted Net Income	$74,362	$87,818

Shares of Class A common stock outstanding (on an as-converted basis) (m)	90,862,104	95,678,128
Adjusted Net Income per share	$0.82	$0.92

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three Months and Years Ended December 31, 2025 and 2024

(Unaudited)

	Three Months ended December 31,		Year Ended December 31,
($ in thousands)	2025	2024	2025	2024
Net cash provided by operating activities	$23,317	$34,252	$91,112	$150,090
Capital expenditures
Cash paid for property and equipment	(87)	(207)	(286)	(989)
Purchases of intangible assets	(200)	—	(200)	—
Capitalized software development costs	(9,251)	(10,586)	(41,497)	(43,864)
Total capital expenditures	(9,538)	(10,793)	(41,983)	(44,853)
Free cash flow	$13,779	$23,459	$49,129	$105,237

Free cash flow conversion	43%	64%	38%	75%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months ended
(in $ thousands)	March 31, 2025	June 30, 2025	September 30, 2025
Net cash provided by operating activities	$2,503	$33,065	$32,227
Capital expenditures
Cash paid for property and equipment	(146)	69	(122)
Capitalized software development costs	(10,391)	(10,534)	(11,321)
Total capital expenditures	(10,537)	(10,465)	(11,443)
Free cash flow	$(8,034)	$22,600	$20,784

Free cash flow conversion	(24%)	71%	67%

Reconciliation of Revenue Growth to Normalized Revenue Growth by Segment

For the Year-over-Year Change Between the Three Months Ended December 31, 2025 and 2024

(Unaudited)

	Consumer Payments	Business Payments	Total
Total Revenue growth	8%	(17%)	0%
Less: Growth from contributions related to political media	—	(58%)	(10%)
Normalized revenue growth (n)	8%	41%	10%

Reconciliation of Gross Profit Growth to Normalized Gross Profit Growth by Segment

For the Year-over-Year Change Between the Three Months Ended December 31, 2025 and 2024

(Unaudited)

	Consumer Payments	Business Payments	Total
Gross profit growth	6%	(18%)	(2%)
Less: Growth from contributions related to political media	—	(91%)	(11%)
Normalized gross profit growth (o)	6%	73%	9%

(a)
See footnote (j) for details on amortization and depreciation expenses.
(b)
For the three months and year ended December 31, 2025, reflects non-cash goodwill impairment loss primarily related to the Consumer Payments segment and non-cash impairment loss related to operating lease ROU assets.
(c)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)
Represents compensation expense associated with equity compensation plans.
(e)
Primarily consists of professional service fees incurred in connection with prior transactions.
(f)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.
(g)
For the three months and year ended December 31, 2025, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three months and year ended December 31, 2024, reflects one-time processing settlements, franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel.
(h)
Reflects the loss recognized related to the disposition of Blue Cow.
(i)
Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal.
(j)
Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three months ended December 31,		Year ended December 31,
($ in thousands)	2025	2024	2025	2024
Acquisition-related intangibles	$19,741	$18,595	$78,299	$77,144
Software	5,639	5,249	22,588	24,826
Amortization	$25,380	$23,844	$100,887	$101,970
Depreciation	251	538	1,159	1,740
Total Depreciation and amortization (1)	$25,631	$24,382	$102,046	$103,710

	Three Months ended
(in $ thousands)	March 31, 2025	June 30, 2025	September 30, 2025
Acquisition-related intangibles	$19,329	$19,506	$19,723
Software	5,482	5,815	5,652
Amortization	$24,811	$25,321	$25,375
Depreciation	483	160	265
Total Depreciation and amortization (1)	$25,294	$25,481	$25,640
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(k)
Represents amortization of non-cash deferred debt issuance costs.
(l)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(m)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three months and years ended December 31, 2025 and 2024. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Weighted average shares of Class A common stock outstanding - basic	82,108,224	88,392,571	85,558,300	89,915,137
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,285,883	5,554,012	5,303,804	5,762,991
Shares of Class A common stock outstanding (on an as-converted basis)	87,394,107	93,946,583	90,862,104	95,678,128

(n)
Represents year-over-year revenue growth that excludes incremental revenue attributable to political media spending in Q4 2024 associated with the 2024 election cycle in our media payments business.
(o)
Represents year-over-year gross profit growth that excludes incremental gross profit attributable to political media spending in Q4 2024 associated with the 2024 election cycle in our media payments business.